Going Concern Assumption	6 Months Ended
Jun. 30, 2025
Going Concern Assumption [Abstract]
GOING CONCERN ASSUMPTION

2. GOING CONCERN ASSUMPTION

The Company incurred a loss of AED 12,050,632 during the period ended June 30, 2025. Current assets exceeded current liabilities by AED 14,895,128 as at June 30, 2025. Notwithstanding these considerations, the Company’s financial statements have been prepared on a going concern basis. The Board of Directors has received assurances that the Company will continue to have access to the necessary financial resources to meet its obligations as they fall due. Funding is expected to be maintained through a combination of existing shareholder support, including shareholder loans, and operating revenues. In addition, the Company is actively evaluating alternative equity financing opportunities in public market, including engagement with institutional investors, to further strengthen its capital position.